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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 22, 1997



                           KOFAX IMAGE PRODUCTS, INC.
             (Exact name of Registrant as specified in its charter)




         Delaware                    000-23119                    33-0114967
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                  (IRS Employer
   of incorporation)               File Number)               Identification No)



                    3 Jenner Street, Irvine, California 92618
             ------------------------------------------------------
            (Address of principal executive offices)    (Zip Code)



        Registrant's telephone number, including area code (714) 727-1733


                                 Not Applicable
          (Former name or former address, if changed since last report)


                                   Page 1 of 6
                             Exhibit Index on Page 4


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ITEMS 1 THROUGH 4 AND 6 THROUGH 9 NOT APPLICABLE.

ITEM 5    OTHER EVENTS.

          Reference is made to the press release issued to the public by the registrant on December 22, 1997, the text of which is attached hereto as Exhibit
99.1 for a description of the events reported pursuant to this Form 8-K.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            KOFAX IMAGE PRODUCTS, INC.



Date:  January 12, 1998                     By:    /s/ DAVID S. SILVER
                                                   -----------------------------
                                                   David S. Silver
                                                   President and Chief Executive
                                                   Officer


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                                  EXHIBIT INDEX


                                                                      SEQUENTIAL
EXHIBIT NO.       DESCRIPTION                                           PAGE NO.
-----------       -----------                                           --------


99.1              Press Release dated December 22, 1997.                   5



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